PROVIDENCE Q3 2018 EARNINGS CALL PRESENTATION NOVEMBER 8, 2018

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in the Providence Service Corporation’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31 2017. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward- looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise. Non-GAAP Financial Information In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA and Segment-level Adjusted EBITDA for the Company and its operating segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges including costs related to the corporate reorganization, (2) foreign currency transactions, (3) equity in net earnings or losses of investees, (4) certain litigation related expenses or settlement income, (5) gain or loss on sale of equity investments, (6) management fees, (7) transaction and related costs and (8) asset impairment charges. Segment-level Adjusted EBITDA is calculated as Adjusted EBITDA for the company excluding the Adjusted EBITDA associated with corporate and holding company costs reported as our Corporate and Other Segment. Adjusted Net Income is defined as income (loss) from continuing operations, net of tax, before certain items, including (1) restructuring and related charges, (2) foreign currency transactions, (3) equity in net earnings or losses of investees, (4) certain litigation related expenses or settlement income, (5) intangible amortization expense, (6) gain or loss on sale of equity investments, (7) the impact of the Tax Cuts and Jobs Act, (8) excess tax charges associated with long term incentive plans, (9) the impact of adjustments on non-controlling interests, (10) certain transaction and related costs, (11) asset impairment charges and (12) the income tax impact of such adjustments. Adjusted EPSiscalculatedasAdjustedNet Income less (as applicable): (1) dividends on convertible preferred stock, (2) accretion of convertible preferred stock discount, and (3) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. 2

Q3 2018 HIGHLIGHTS

Revenue Growth

- Consolidated revenue up 2.9%[1]
  - NET Services: New State Contracts in WV and Texas and MCO contracts in Indiana and Illinois
  - WD Services: Continued ramp up of Work and Health Program and growth in Health (Diabetes) and Youth Services contracts partially offsetting winddown of Work Program
  - Matrix [2] : Matrix's in-home assessment business continues strong growth, while mobile assessment volume continues to ramp slowly

Profitability

- Segment level Adjusted EBITDA $24.6mm[3], Consolidated Adjusted EBITDA[3] of $20.6mm
  - NET Services: margins improved sequentially vs. Q2 2018 driven by efforts to reduce transportation cost. Utilization and mode of transportation headwinds continue on certain contracts. Management is working with payors to realign rates
  - WD Services: Continued winddown of Work Program and delays in signing a new contract in Saudi Arabia partially offset by strong growth in health programs and timing in Youth Services
  - Adjusted EPS[3] of $0.63

Capital Allocation

- Key activities
  - Announced and completed the acquisition of Circulation. Cash consideration was approximately $44mm
  - Signed definitive purchase agreement to sell substantially all of WD Services segment
  - Kevin Dotts appointed CFO of both Providence and LogistiCare. On target to build out public company team at LogistiCare by the beginning of 2019

(1) As compared to Q3 2017.
(2) Providence's interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue.
(3) See appendix for a reconciliation of non-GAAP financial measures.
(4) Payment By Result.

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NET SERVICES

LogistiCare

Q3:2018 Highlights

- Completed the acquisition of Circulation which is expected to accelerate operational efficiencies
- Revenue growth driven by new State contracts in West Virginia and Texas and MCO contracts in Indiana and Illinois offset primarily by contracts we no longer serve
- Margins flat year-over-year despite significant pick ups in Q3 '17, including rebates and holdback releases recognized upon finalizing a new long-term contract with one of our largest customers
- Margins improved sequentially driven by ongoing focus on transportation cost
- As higher utilization and more costly mode of transport headwinds continued on certain contracts, management working with payors to align rates with cost

Key Financial Metrics

$Millions	Q3:17	Q3:18	% Growth	FYE 2016	FYE 2017	LTM Q3:18
Revenue	324.8	343.8	5.8%	1,233.7	1,318.2	1,354.8
Adjusted EBITDA[(1)]	19.7	20.9		92.4	85.3	90.0
% Margin [(1)]	6.1%	6.1%		7.5%	6.5%	6.6%
Capex	4.2	3.0		10.8	15.3	12.7

2018 Focus

- Integration and rollout of the existing Circulation platform across existing LogistiCare call centers
- Proactively engage with payors to bring contractual rates back into alignment
- Continue organizational consolidation building public company skills at LogistiCare

(1) See appendix for a reconciliation of non-GAAP financial measures.

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WD SERVICES • Signed definitive purchase agreement to sell substantially all of WD Services segment • Continued winddown of Work Program contract and delay in signed Saudi Arabia Q3:2018 contract partially offset by continued ramp in Work and Health contract and growth Highlights in Health (Diabetes) and Youth Services • Finalized and executed contract with UK Ministry of Justice on the Offender Rehabilitation contract expected to ensure future viability and funding of the contract • Closed sale of Ingeus France % FYE FYE LTM $Millions Q3:17 Q3:18 Growth 2016 2017 Q3:18 Key Financial Revenue 84.7 77.5 -8.4% 344.4 305.7 291.3 Metrics Adjusted EBITDA (2) 4.6 3.7 5.5 16.3 13.6 (2) % Margin 5.5% 4.8% 1.6% 5.3% 4.7% Capex 0.3 1.4 19.8 4.5 5.1 2018 • Completion of sale Focus • Finalize strategic alternatives in Saudi Arabia (1) See appendix for a reconciliation of non-GAAP financial measures. 5

MATRIX INVESTMENT • Continued growth in core in-home assessments driving 8% year-over-year growth from new customers and product diversification Q3:2018 • Core in-home assessment margins above last year’s margins Highlights • Slower than anticipated ramp of new contracts at HealthFair. Management has made progress re-engaging with payors that had led to a delay in member volume since the acquisition % FYE FYE LTM $Millions Q3:17 Q3:18 Growth 2016 2017 Q3:18 Revenue 58.6 70.5 20.3% 207.7 227.9 268.9 Key Financial Adjusted EBITDA (2) 12.2 13.7 51.7 51.7 55.9 (1) Metrics (2) % Margin 20.8% 19.4% 24.9% 22.7% 20.8% Capex 3.1 2.5 12.5 11.0 11.5 Net Debt 304.9 • Focus on diversification into markets such as Medicaid and Commercial 2018 • Increasing membership yield – converting membership into completed assessments Focus • Continued integration of HealthFair acquisition and capture of associated revenue and cost synergies (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated financials. 6 (2) See appendix for a reconciliation of non-GAAP financial measures.

FINANCIAL SUMMARY REVENUE ADJUSTED EBITDA (1) $ MILLIONS $ MILLIONS 1,623.9 1,646.0 1,578.2 1,478.0 13.6 5.5 291.3 16.3 305.7 409.5 421.3 344.4 10.3 78.1 395.1 77.5 84.7 4.6 3.7 72.2 72.6 20.6 66.3 15.7 92.4 90.0 1,318.2 1,354.8 85.3 1,233.7 80.7 324.8 343.8 1,083.0 19.7 20.9 Q3:2017 Q3:2018 2015 2016 2017 LTM Q3:2017 Q3:2018 2015 2016 2017 LTM Q3:2018 Q3:2018 2 NE T WD Total AfterAfter Corp HoldCo costs(2) (1) See appendix for a reconciliation of non-GAAP financial measures. (2) Represents Adj. EBITDA of NET Services plus WD Services less Corporate costs. 7

CASHFLOW UPDATE YTD YTD LTM $Millions Q3:17 Q3:18 Q3:17 Q3:18 Q3:18 Cash Earnings (1) 11.1 15.0 22.7 36.8 56.9 Working Capital 16.6 15.4 14.2 (14.3) (16.3) Cash Earnings (After Working Capital) 27.7 30.4 36.9 22.5 40.6 Capex (Continuing Operations) 4.5 4.4 15.3 13.2 17.8 Cash flow • Capital expenditures for fiscal year 2018 forecasted to be ~$20mm • YTD negative working capital primarily related to Saudi Arabia and settlement of litigation related to our discontinued operations, PHS (1) Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities. 8

BALANCE SHEET UPDATE $Millions 12/31/15 12/31/16 12/31/17 9/30/18 Cash (1) 84.8 72.3 95.3 47.5 Debt (1) 305.0 - - 36.0 Net Debt / (Cash) 220.2 (72.3) (95.3) (11.5) Matrix Carrying Value (2) - 157.2 169.7 163.8 Shares Outstanding (mm) (3) 17.3 15.9 15.4 14.8 Summary • On September 21, LogistiCare completed the acquisition of Circulation. The cash consideration was funded with a combination of cash on hand and a $36mm revolver draw (1) Includes Cash and Debt related to discontinued operations. Excludes capital leases. (2) Represents the carrying value of Providence’s retained equity interest in Matrix. As of 9/30/18, Providence equity ownership in Matrix was 43.6%. (3) Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. As of 11/5/18 shares outstanding equaled 14.8mm. 9

APPENDIX

ADJUSTED EBITDA RECONCILIATION (SEGMENT-LEVEL) NET Services WD Services Segment-Level FYE FYE FYE LTM FYE FYE FYE LTM FYE FYE FYE LTM $Millions Q3:17 Q3:18 2015 2016 2017 Q3:18 Q3:17 Q3:18 2015 2016 2017 Q3:18 Q3:17 Q3:18 2015 2016 2017 Q3:18 Revenue 324.8 343.8 1,083.0 1,233.7 1,318.2 1,354.8 84.7 77.5 395.1 344.4 305.7 291.3 409.5 421.3 1,478.1 1,578.1 1,623.9 1,646.0 Income from Cont Ops after Income Taxes 8.7 10.9 44.0 47.4 41.7 50.3 12.6 (3.1) (51.3) (46.2) 10.0 (17.1) 21.2 7.8 (7.3) 1.2 51.7 33.2 Interest Expense, Net 0.0 (0.0) (0.0) (0.0) 0.1 0.0 0.4 0.6 (0.1) 0.8 1.3 1.7 0.4 0.6 (0.1) 0.8 1.4 1.8 Provision (Benefit) For Income Tax es 5.5 3.7 27.2 29.7 24.0 19.6 (0.0) 0.5 (1.1) (1.2) 1.2 2.6 5.5 4.2 26.2 28.5 25.2 22.3 Depreciation and Amortization 3.3 3.5 9.4 12.4 13.3 14.1 3.2 2.9 13.8 13.8 12.9 12.4 6.5 6.4 23.2 26.2 26.1 26.4 EBITDA 17.5 18.2 80.7 89.5 79.0 84.1 16.1 0.8 (38.7) (32.8) 25.4 (0.4) 33.6 19.0 41.9 56.7 104.5 83.7 Asset Impairment - - - - - 0.7 - - - 19.6 - 9.2 - - - 19.6 - 9.9 Transaction Expense - 1.6 - - - 1.6 - - - - - 0.5 - 1.6 - - - 2.1 Restructuring and Related Expense 0.0 - - 0.9 0.2 - 0.3 0.0 12.2 9.0 2.8 4.2 0.3 0.0 12.2 9.8 3.0 4.2 Value Enhancement Initiativ e Implementation 2.2 1.1 - 2.0 6.1 3.7 0.2 - - 2.6 0.8 0.0 2.4 1.1 - 4.6 6.9 3.7 Equity in Net Loss (Gain) of Inv estee - - - - - - 0.5 (0.0) 11.0 8.5 1.4 (0.1) 0.5 (0.0) 11.0 8.5 1.4 (0.1) (Gain) on Sale of Business - - - - - - (12.6) 0.7 - - (12.4) 0.9 (12.6) 0.7 - - (12.4) 0.9 Ingeus Acquisition Related Cost / Income - - - - - - - - 29.2 - (2.0) (2.0) - - 29.2 - (2.0) (2.0) Contingent Consideration Adjustment - - - - - - - - (2.5) - - - - - (2.5) - - - Foreign Currency (Gain) / Loss - - - - - - 0.2 (0.2) (0.9) (1.4) 0.3 (1.1) 0.2 (0.2) (0.9) (1.4) 0.3 (1.1) Litigation Ex pense - - - - - - - - - - - - - - - - - - Other - - - - - - - 2.4 - - - 2.4 - 2.4 - - - 2.4 Adjusted EBITDA 19.7 20.9 80.7 92.4 85.3 90.0 4.6 3.7 10.3 5.5 16.3 13.6 24.3 24.6 91.0 97.8 101.7 103.7 % Margin 6.1% 6.1% 7.4% 7.5% 6.5% 6.6% 5.5% 4.8% 2.6% 1.6% 5.3% 4.7% 5.9% 5.8% 6.2% 6.2% 6.3% 6.3% 11

ADJUSTED EBITDA RECONCILIATION (TOTAL CONTINUING OPERATIONS)

	Matrix Investment						Corporate and Other						Total Continuing Operations [1]					
			FYE	FYE	FYE	LTM			FYE	FYE	FYE	LTM			FYE	FYE	FYE	LTM
$Millions	Q3'17	Q3'18	2015	2016	2017	Q3'18	Q3'17	Q3'18	2015	2016	2017	Q3'18	Q3'17	Q3'18	2015	2016	2017	Q3'18
Revenue	-	-	-	-	-	-	-	-	(0.1)	0.1	(0.0)	-	409.5	421.3	1,478.0	1,578.2	1,623.9	1,646.0
Income from Cont Ops after Income Taxes	(0.0)	(1.3)	-	(1.1)	10.0	6.4	(6.3)	0.3	(17.4)	(19.0)	(1.9)	0.7	15.0	6.8	(24.7)	(18.9)	59.8	40.2
Interest Expense, Net	-	-	-	-	-	-	(0.1)	(0.2)	2.0	0.8	(0.1)	(0.6)	0.3	0.3	1.9	1.6	1.3	1.2
Provision (Benefit) For Income Taxes	(0.0)	(0.2)	-	(0.7)	3.5	2.5	(2.5)	0.3	(11.6)	(10.8)	(24.3)	(21.0)	3.0	4.3	14.6	17.0	4.4	3.8
Depreciation and Amortization	-	-	-	-	-	-	0.1	0.2	0.8	0.4	0.3	0.6	6.5	6.6	24.0	25.6	26.5	27.1
EBITDA	(0.0)	(1.6)	-	(1.8)	13.4	8.9	(8.7)	0.6	(26.2)	(28.6)	(26.0)	(20.3)	24.8	18.0	15.8	26.3	92.0	72.3
Asset Impairment	-	-	-	-	-	-	-	-	-	1.4	-	-	-	-	-	21.0	-	9.9
Transaction Expense	-	-	-	-	-	-	0.1	0.1	-	-	0.1	0.2	0.1	1.7	-	-	0.1	2.3
Restructuring and Related Expense	-	-	-	-	-	-	-	1.9	0.7	-	1.7	6.6	0.3	2.0	12.9	9.8	4.7	10.8
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-	-	-	-	-	-	2.4	1.1	-	4.6	6.9	3.7
Equity in Net Loss (Gain) of Investee	0.0	1.6	-	1.8	(13.4)	(8.9)	-	-	-	-	-	-	0.5	1.6	11.0	10.3	(12.1)	(9.0)
(Gain) / Loss on Sale of Business	-	-	-	-	-	-	-	(6.6)	-	-	-	(6.6)	(12.6)	(5.9)	-	-	(12.4)	(5.7)
Ingeus Acquisition Related Cost / Income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	29.2	-	(2.0)	(2.0)
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(2.5)	-	-	-
Foreign Currency (Gain) / Loss	-	-	-	-	-	-	-	-	-	-	-	-	0.2	(0.2)	(0.9)	(1.4)	0.3	(1.1)
Litigation Expense	-	-	-	-	-	-	0.0	(0.0)	0.8	1.6	(5.0)	(5.5)	0.0	(0.0)	0.8	1.6	(5.0)	(5.5)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	2.4	-	-	-	2.4
Adjusted EBITDA	-	-	-	-	-	-	(8.6)	(4.0)	(24.7)	(25.6)	(29.1)	(25.6)	15.7	20.6	66.3	72.2	72.6	78.1
% Margin													3.8%	4.9%	4.5%	4.6%	4.5%	4.7%

(1) Total Continuing Operations represents Segment-Level results plus Matrix Investment and Corporate and Other.

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ADJUSTED EBITDA RECONCILIATION (MATRIX)

$Millions	Matrix [1] Q3:17	Matrix [1] Q3:18 [3]	Matrix [1] FYE 2016	Matrix [1] FYE 2017 [3]	Matrix [1] LTM Q3:2018 [3]	FYE 2016 HA Services [2]	FYE 2016 Matrix [3]	FYE 2016 Total	Q4:2016 HA Services [2]	Q4:2016 Matrix [3]	Q4:2016 Total
Revenue	58.6	70.5	207.7	227.9	268.9	166.1	41.6	207.7	10.7	41.6	52.3
Net Income (Loss)	(0.5)	(4.4)	110.1	26.7	13.7	114.3	(4.2)	110.1	109.0	(4.2)	104.8
Interest Expense, Net	3.7	6.2	12.9	14.8	26.3	9.9	2.9	12.9	0.6	2.9	3.6
Provision (Benefit) For Income Taxes	(0.0)	(0.4)	60.4	(29.6)	(32.9)	63.3	(2.8)	60.4	59.9	(2.8)	57.1
Depreciation and Amortization	8.5	9.6	27.5	33.5	36.9	21.1	6.4	27.5	-	6.4	6.4
EBITDA	11.6	11.1	210.9	45.4	44.0	208.6	2.3	210.9	169.5	2.3	171.8
Gain on Disposition	-	-	(167.9)	-	-	(167.9)	-	(167.9)	(167.9)	-	(167.9)
Management Fee	0.6	0.6	-	2.3	4.9	-	-	-	-	-	-
Transaction Costs	0.0	0.1	6.4	3.9	2.8	0.0	6.3	6.4	(0.8)	6.4	5.6
Integration Expense	-	1.9	-	-	4.3	-	-	-	-	-	-
Write-off of Deferred Financing Costs	-	-	2.3	-	-	2.3	-	2.3	2.3	-	2.3
Adjusted EBITDA	12.2	13.7	51.7	51.7	55.9	43.1	8.6	51.7	3.1	8.6	11.7
% Margin	20.8%	19.4%	24.9%	22.7%	20.8%						
Reconciliation of Income / Loss from Equity Investment to Matrix Net Income [4]											
Equity in Net Gain (Loss) of Investee	(0.0)	(1.6)		13.4	8.9		(1.8)			(0.0)	
Management Fee and Other	(0.2)	(0.3)		(1.0)	(2.1)		(0.2)			(0.2)	
Net Gain (Loss) - Equity Investment	(0.3)	(1.9)		12.4	6.8		(2.0)			(0.2)	
Divided by: Providence % Equity Investment in Matrix [5]	46.6%	43.6%		46.6%	43.6%		46.8%			46.8%	
Matrix Net Income Standalone	(0.5)	(4.4)		26.7	13.7		(4.2)			(0.4)	

(1) Represents 100% of Matrix's results including the results of HealthFair since its acquisition of February 16, 2018. Providence's retained equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
(2) Represents Matrix's results of operation through the Matrix Transaction on October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
(3) Represents Matrix's results of operation from October 20, 2016 to September 30, 2018, as applicable. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.
(4) A reconciliation has been provided to bridge from the income from Equity in net gain (loss) of investee to Matrix's standalone Net Income for periods following the Matrix JV transaction.
(5) For FYE 2017, % Equity Interest represents Providence's equity interest in Matrix as of December 31, 2017. It should be noted that Providence's equity interest in Matrix decreased from 46.8% to 46.6% primarily due to a rollover of management bonuses into equity during Q3:2017. In addition, Providence's equity interest in Matrix decreased to 43.6% following the rollover of certain HealthFair equity interests related to the acquisition during Q1:2018.

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ADJ. NET INCOME / EPS $Millions, Except Per Share Amounts Q3:18 Income from Continuing Operations, Net of Tax 6.8 Net Loss (Income) Attributable to Non-Controlling Interest (0.2) Amortization 2.0 Restructuring and Related Expense 1.9 Value Enhancement Initiative Implementation 1.1 Equity in Net Loss of Investee 1.6 Foreign Currency (Gain) / Loss 0.0 Litigation Expense / (Income) (0.0) Transaction Expenses 1.7 (Gain) on Sale of Businesses (5.9) Other WD Adjustments 2.4 Impact of Non-Controlling Interest 0.0 Tax Impact of Adjustments (0.9) Adjusted Net Income 10.5 Dividends on Convertible Preferred Stock (1.1) Income Allocated to Participating Securities (1.3) Adjusted Net Income to Common Stockholders 8.1 Adjusted EPS 0.63 Diluted Weighted-Average Common Shares Outstanding 12.9 14